JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from July 1, 2016 to December 31, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 7/28/2016
Issuer Kinsale Capital Group Inc (KNSL) IPO
CUSIP/ Sedol 49714P10
Shares 1,500
Offering Price $16.00
Spread $1.12
Cost $24,000
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 0.35%
Syndicate J.P. Morgan/William Blair/RBC Capital Markets/SunTrust Robinson Humphrey/Dowling & Partners Securities LLC/Moelis & Company
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 8/4/2016
Issuer First Hawaiian Inc (FHB) IPO
CUSIP/ Sedol 32051X10
Shares 5,900
Offering Price $23.00
Spread $1.04
Cost $135,700
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 4.60%
Syndicate Goldman, Sachs & Co./BofA Merrill Lynch/BNP Paribas/Barclays/Credit Suisse/Deutsche Bank Securities/J.P. Morgan/Citigroup/Morgan Stanley/UBS Investment Bank/BBVA/Commerzbank/HSBC/ING/Keefe, Bruyette & Woods/Banco Santander/Wells Fargo Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 09/22/16
Issuer e.l.f. Beauty, Inc. (ELF) IPO
CUSIP/ Sedol 26856L10
Shares 2,800
Offering Price $17.00
Spread $1.19
Cost $47,600
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.68%
Syndicate J.P. Morgan/Morgan Stanley/Piper Jaffray/Wells Fargo Securities/William Blair/Cowen and Company/BMO Capital Mrakets/Stifel/SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 09/23/16
Issuer Valvoline Inc. (VVV) IPO
CUSIP/ Sedol 92047W10
Shares 7,800
Offering Price $22.00
Spread $1.155
Cost $171,600
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 0.88%
Syndicate BofA Merrill Lynch/Citigroup/Morgan Stanley/Deutsche Bank Securities/Goldman, Sachs & Co./J.P.Morgan/Scotiabank/BTIG/Mizuho Securities/PNC Capital Markets LLC/SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 09/30/16
Issuer Nutanix, Inc. (NTNX) IPO
CUSIP/ Sedol 67059N10
Shares 24,100
Offering Price $16.00
Spread $1.12
Cost $385,600
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 4.32%
Syndicate Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan/Baird/Needham & Company/Oppenseimer & Co./Pacific Crest Securities/Piper Jaffray/Raymond James/Stifel/William Blair
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/06/16
Issuer COUPA SOFTWARE INC
CUSIP/ Sedol 22266L10
Shares 8,500
Offering Price $18.00
Spread $1.26
Cost $153,000
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 3.27%
Syndicate MS,BARC,JPM,RBC
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/07/16
Issuer CAMPING WORLD HOLDINGS INC-A
CUSIP/ Sedol 13462K10
Shares 4,500
Offering Price $22.00
Spread $1.46
Cost $99,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.47%
Syndicate GS,BofA,CS,JPM
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/20/16
Issuer IRHYTHM TECHNOLOGIES INC
CUSIP/ Sedol 45005610
Shares 5,200
Offering Price $17.00
Spread $1.19
Cost $88,400
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 2.69%
Syndicate JPM,MS
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/28/16
Issuer ACUSHNET HOLDINGS CORP
CUSIP/ Sedol 00509810
Shares 7,100
Offering Price $17.00
Spread $0.98
Cost $120,700
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 8.56%
Syndicate JPM,MS,UBS,NOMURA,WF,CS, DAIWA,DB,JEFFERIES, MS,
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 10/28/16
Issuer BLACKLINE INC
CUSIP/ Sedol 09239B10
Shares 1,600
Offering Price $17.00
Spread $1.19
Cost $27,200
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.33%
Syndicate GS,JPM
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 11/09/16
Issuer TRANSCANADA CORP
CUSIP/ Sedol 89353D10
Shares 5,010
Offering Price $43.65
Spread $1.90
Cost $218,687
Dealer Executing Trade BMO Capital Markets Corp (NY)
% of Offering* 3.17%
Syndicate Morgan Stanley, Goldman Sachs (Asia), JP Morgan Securities, Citigroup Global Markets Inc, Credit Suisse Securities USA LLC, China Renaissance Securities HK Ltd
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 12/15/16
Issuer DIAMONDBACK ENERGY INC
CUSIP/ Sedol 25278X10
Shares  200.00
Offering Price $97.00
Spread $1.70
Cost $19,400
Dealer Executing Trade Credit Suisse Secs (USA) LLC-(CASH)
% of Offering* 2.46%
Syndicate CS,GS,JPMSRV
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 12/15/16
Issuer DIAMONDBACK ENERGY INC
CUSIP/ Sedol 25278X10
Shares  300.00
Offering Price $97.00
Spread $1.70
Cost $29,100
Dealer Executing Trade Credit Suisse Secs (USA) LLC-(CASH)
% of Offering* 2.46%
Syndicate CS,GS,JPMSRV
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 12/01/16
Issuer KINSALE CAPITAL GROUP INC
CUSIP/ Sedol 49714P10
Shares  4,700.00
Offering Price $27.50
Spread $1.38
Cost $129,250
Dealer Executing Trade William Blair and Co. LLC
% of Offering* 10.95%
Syndicate JPM,RBCCM,WBC

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/7/16
Issuer Sumitomo Mitsui Financial Group (SUMIBK 2.058% July 14, 2021)
CUSIP/ Sedol 86562MAE0
Bonds 49,000
Offering Price $100.00
Spread 0.35%
Cost $49,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.03%
Syndicate BAML,BARCS,CITI,GS,HSBCL,JPM,NOMURA,SMFGRP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/13/16
Issuer Bank of Montreal (BMO 1.50% July 18, 2019)
CUSIP/ Sedol 06367THQ6
Bonds 65,000
Offering Price $99.90
Spread 0.25%
Cost $64,938
Dealer Executing Trade BMO Capital Markets Corp.
% of Offering* 3.12%
Syndicate BMO, Citigroup, Goldman, Wells, BAML, Barclays, Credit Suisse, Desjardin Sec, Deutsche Bank, HSBC, JPM, Lloyds, MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/13/16
Issuer DAI-ICHI Life Insurance Company (DAIL FRN December 28, 2049 144A)
CUSIP/ Sedol 23380YAD9
Bonds 200,000
Offering Price $100.00
Spread 1.00%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.70%
Syndicate BAML,CITI,GS,JPM,MIZUHO,MS,NOMURA
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/25/16
Issuer Citizens Financial Group (CFG 2.375% July 28, 2021)
CUSIP/ Sedol 174610AN5
Bonds 24,000
Offering Price $99.95
Spread 0.35%
Cost $23,988
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 2.85%
Syndicate CITI,CS,GS,JPM,MS,RBS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/26/16
Issuer SoFi Consumer Loan Program 2016-2A A LLC (SCLP 2016-2A A 3.09% October 27, 2025 144A)
CUSIP/ Sedol 83402QAA0
Bonds 165,000
Offering Price $99.98
Spread 0.70%
Cost $164,974
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 8.71%
Syndicate Deutsche Bank, Goldman, JPM, Academy Sec, SoFi Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/28/16
Issuer Apple Inc (AAPL 2.45% August 4, 2026)
CUSIP/ Sedol 037833BZ2
Bonds 74,000
Offering Price $99.73
Spread 0.20%
Cost $73,798
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.85%
Syndicate BAML,DB,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/28/16
Issuer Apple Inc (AAPL1.55% August 4, 2021)
CUSIP/ Sedol 037833CC2
Bonds 126,000
Offering Price $99.86
Spread 0.12%
Cost $125,825
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.99%
Syndicate BAML,DB,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 7/28/16
Issuer Apple Inc (AAPL 3.85% August 4, 2046)
CUSIP/ Sedol 037833CD0
Bonds 117,000
Offering Price $99.74
Spread 0.43%
Cost $116,690
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.37%
Syndicate BAML,DB,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/1/16
Issuer Microsoft Corporation (MSFT 2.00% August 8, 2023)
CUSIP/ Sedol 594918BQ6
Bonds 125,000
Offering Price $99.70
Spread 0.35%
Cost $124,626
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.42%
Syndicate ACADSE,BAML,BARCS,BLYLCK,CASOAK,CAVUSC,CITI,CLKING,DRXHAM,GS,HSBCL,JPM,LEBENT,LOOPCM,MFR,MISCH,RAM,SIEBRT,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/1/16
Issuer Microsoft Corporation (MSFT 3.45% August 8, 2036)
CUSIP/ Sedol 594918BS2
Bonds 125,000
Offering Price $99.61
Spread 0.75%
Cost $124,516
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.49%
Syndicate ACADSE,BAML,BARCS,BLYLCK,CASOAK,CAVUSC,CITI,CLKING,DRXHAM,GS,HSBCL,JPM,LEBENT,LOOPCM,MFR,MISCH,RAM,SIEBRT,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/1/16
Issuer Microsoft Corporation (MSFT 3.95% August 8, 2056)
CUSIP/ Sedol 594918BU7
Bonds 48,000
Offering Price $97.51
Spread 0.75%
Cost $46,802
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.08%
Syndicate ACADSE,BAML,BARCS,BLYLCK,CASOAK,CAVUSC,CITI,CLKING,DRXHAM,GS,HSBCL,JPM,LEBENT,LOOPCM,MFR,MISCH,RAM,SIEBRT,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/1/16
Issuer Synchrony Financial (SYF 3.70% August 4, 2026)
CUSIP/ Sedol 87165BAL7
Bonds 123,000
Offering Price $99.62
Spread 0.55%
Cost $122,531
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering* 6.00%
Syndicate Merrill, Mizuho, MUFG Securities, Citgroup, Goldman, JPM, Mischler, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/1/16
Issuer Synchrony Financial (SYF 3.70% August 4, 2026)
CUSIP/ Sedol 87165BAL7
Bonds 128,000
Offering Price $99.62
Spread 0.55%
Cost $127,512
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering* 6.00%
Syndicate Merrill, Mizuho, MUFG Securities, Citgroup, Goldman, JPM, Mischler, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/2/16
Issuer Americredit Automobile Receivables Trust 2016-3 A3 (AMCAR 2016-3 A3 1.46% May 8, 2021)
CUSIP/ Sedol 03065DAD9
Bonds 50,000
Offering Price $99.99
Spread 0.35%
Cost $49,997
Dealer Executing Trade Citigroup Global Markets
% of Offering* 6.07%
Syndicate Citigroup, Deutsche Bank, Lloyds, Wells, BNP Paribas, JPM, MS, RBC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/2/16
Issuer International Paper Company IP 3.00% February 15, 2027)
CUSIP/ Sedol 460146CP6
Bonds 57,000
Offering Price $99.62
Spread 0.65%
Cost $56,786
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 1.19%
Syndicate BAML,BBVA,BNPP,BNYM,CACIB,CITI,DB,DNBK,JPM,MIZUHO,MUFG,PNCFIN,RABO,REGFIN,SMFGRP,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/2/16
Issuer Massachusetts Electric Company (NGGLN 4.004% August 15, 2046 144A)
CUSIP/ Sedol 575634AT7
Bonds 56,000
Offering Price $100.00
Spread 0.75%
Cost $56,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 8.49%
Syndicate BNY, Citigroup, HSBC, MUFG, TD
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/8/16
Issuer Air Lease Corporation (AL 3.00% September 15, 2023)
CUSIP/ Sedol 00912XAT1
Bonds 48,000
Offering Price $98.66
Spread 0.63%
Cost $47,356
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 3.72%
Syndicate BAML,BMO,BNPP,CITI,FIFTHI,GS,ICBKC,JPM,LLOYDS,MIZUHO,MS,MUFG,RBCCM,SANT,SUN,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/8/16
Issuer Ameriprise Financial Inc (AMP 2.875% September 15, 2026)
CUSIP/ Sedol 03076CAH9
Bonds 63,000
Offering Price $99.89
Spread 0.65%
Cost $62,933
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 4.34%
Syndicate BAML,CITI,CS,GS,JPM,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/8/16
Issuer Boston Properties LP (BXP 2.75% October 1, 2026)
CUSIP/ Sedol 10112RAY0
Bonds 30,000
Offering Price $99.27
Spread 0.65%
Cost $29,781
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.13%
Syndicate BAML,BNYM,CITI,DB,JPM,MS,MUFG,PNCFIN,SCOTIA,SUN,TDSECS,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/10/16
Issuer Bunge Ltd Finance Corporation (BG 3.25% August 15, 2026)
CUSIP/ Sedol 120568AX8
Bonds 28,000
Offering Price $99.91
Spread 0.65%
Cost $27,974
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.48%
Syndicate ABN,ANZ,BBVA,BCOBRA,CITI,COBA,DB,ICBKC,ING,JPM,MS,NAB,NATIX,RABO,SG,STAN,UNICRD,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/16/16
Issuer Entergy Corporation (ETR 2.95% September 1, 2026)
CUSIP/ Sedol 29364GAJ2
Bonds 21,000
Offering Price $99.78
Spread 0.65%
Cost $20,953
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 3.86%
Syndicate BARCS,BNPP,CITI,JPM,MIZUHO,MS,MUFG,SCOTIA
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/22/16
Issuer Crown Castle International Corporation (CCI 2.25% September 1, 2021)
CUSIP/ Sedol 22822VAD3
Bonds 38,000
Offering Price $99.97
Spread 0.60%
Cost $37,989
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 3.51%
Syndicate BAML,BARCS,CACIB,CITI,FIFTHI,JPM,MIZUHO,MS,MUFG,PNCFIN,RBCCM,RBS,SG,SMFGRP,SUN,TDSECS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/29/16
Issuer Canadian Imperial Bank (CM 1.60% September 6, 2019)
CUSIP/ Sedol 13607RAB6
Bonds 200,000
Offering Price $99.98
Spread 0.25%
Cost $199,964
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 6.25%
Syndicate BAML,BARCS,BNPP,CIBC,CITI,CS,DB,HSBCL,JPM,UBS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 8/29/16
Issuer Commonwealth Bank of Australia (CBAAU 2.00% September 6, 2021 144A)
CUSIP/ Sedol 2027A0HW2
Bonds 200,000
Offering Price $99.91
Spread 0.25%
Cost $199,810
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.09%
Syndicate CITI,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/06/16
Issuer Home Depot Inc. (HD 2.125% September 15, 2026)
CUSIP/ Sedol 437076BN1
Bonds 21,000
Offering Price $98.90
Spread 0.45%
Cost $20,770
Dealer Executing Trade BoA Merrill Lynch
% of Offering* 1.00%
Syndicate BAML,BARCS,BNYM,CITI,CS,DB,FIFTHI,GS,JPM,LEBENT,MIZUHO,MS,RBCCM,SUN,TDSECS,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/06/16
Issuer Home Depot Inc. (HD 3.50% September 15, 2056)
CUSIP/ Sedol 437076BP6
Bonds 13,000
Offering Price $98.10
Spread 0.88%
Cost $12,753
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 3.13%
Syndicate BAML,BARCS,BNYM,CITI,CS,DB,FIFTHI,GS,JPM,LEBENT,MIZUHO,MS,RBCCM,SUN,TDSECS,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/06/16
Issuer Magellan Midstream Partners, L.P. (MMP 4.25% September 15, 2046)
CUSIP/ Sedol 559080AL0
Bonds 27,000
Offering Price $98.76
Spread 0.88%
Cost $26,666
Dealer Executing Trade Citigroup Global Markets
% of Offering* 2.58%
Syndicate BARCS,CITI,JPM,MIZUHO,PNCFIN,RBCCM,SMFGRP,SUN,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/07/16
Issuer Shell International Finance B.V. (RDSALN 3.75% September 12, 2046)
CUSIP/ Sedol 822582BY7
Bonds 97,000
Offering Price $99.54
Spread 0.43%
Cost $96,550
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.41%
Syndicate CITI,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/08/16
Issuer Cox Communications (COXENT September 15, 2026 144A)
CUSIP/ Sedol 224044CG0
Bonds 67,000
Offering Price $99.83
Spread 0.65%
Cost $66,887
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 0.71%
Syndicate BARCS,CITI,GS,JPM,MIZUHO,MUFG,RBCCM,SUN,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/08/16
Issuer Southern Company Gas Capital Corporation (SO 2.45% October 1, 2023)
CUSIP/ Sedol 8426EPAA6
Bonds 19,000
Offering Price $99.92
Spread 0.63%
Cost $18,985
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering* 1.25%
Syndicate BB&T,CIBC,DRXHAM,FIFTHI,JPM,LOOPCM,MIZUHO,MUFG,RAM,SUN,TDSECS,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/08/16
Issuer Southern Company Gas Capital Corporation (SO 3.95% October 1, 2046)
CUSIP/ Sedol 8426EPAB4
Bonds 21,000
Offering Price $99.82
Spread 0.88%
Cost $20,963
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering* 2.81%
Syndicate BB&T,CIBC,DRXHAM,FIFTHI,JPM,LOOPCM,MIZUHO,MUFG,RAM,SUN,TDSECS,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/08/16
Issuer Southwest Gas Corporation (SWX 3.80% September 29, 2046)
CUSIP/ Sedol 844895AX0
Bonds 44,000
Offering Price $99.70
Spread 0.88%
Cost $43,867
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 5.05%
Syndicate BAML,BLYLCK,BNYM,JPM,RAM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/08/16
Issuer Toronto-Dominion Bank (TD FRN September 15, 2031)
CUSIP/ Sedol 891160MJ9
Bonds 47,000
Offering Price $99.83
Spread 0.45%
Cost $46,918
Dealer Executing Trade TD Securities USA LLC
% of Offering* 2.39%
Syndicate CITI,CS,GS,JPM,LLOYDS,NAB,TDSECS,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/13/16
Issuer Cisco Systems Inc (CSCO 1.85% September 20, 2021)
CUSIP/ Sedol 17275RBJ0
Bonds 50,000
Offering Price $99.99
Spread 0.20%
Cost $49,993
Dealer Executing Trade Citigroup Global Markets
% of Offering* 1.89%
Syndicate ACADSE,BAML,BARCS,BB&T,BNPP,CITI,CS,DB,GS,HSBCL,JPM,LLOYDS,MS,RBCCM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/13/16
Issuer Liberty Property LP (LPT 3.25% October 1, 2026)
CUSIP/ Sedol 53117CAS1
Bonds 19,000
Offering Price $99.16
Spread 0.65%
Cost $18,841
Dealer Executing Trade Citigroup Global Markets
% of Offering* 2.75%
Syndicate BAML,BB&T,CAPFIN,CITI,GS,HNTINV,JPM,MUFG,PNCFIN,REGFIN,STIFEL,SUN,TDSECS,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/14/16
Issuer Thermo Fisher Scientific Inc. (TMO 2.95% September 19, 2026)
CUSIP/ Sedol 883556BR2
Bonds 30,000
Offering Price $98.79
Spread 0.65%
Cost $29,636
Dealer Executing Trade Citigroup Global Markets
% of Offering* 1.72%
Syndicate BAML,BARCS,BNPP,BNYM,CITI,CS,DB,HSBCL,ING,JPM,KEYBCM,LOOPCM,MIZUHO,MS,MUFG,SCOTIA,SMFGRP,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/15/16
Issuer Gilead Sciences Inc. (GILD 4.00% September 1, 2036)
CUSIP/ Sedol 375558BJ1
Bonds 29,000
Offering Price $99.43
Spread 0.88%
Cost $28,835
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 1.28%
Syndicate BAML,BARCS,CITI,EVRCOR,GS,HSBCL,JPM,LAZ,MIZUHO,MS,MUFG,RBCCM,SMFGRP,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/15/16
Issuer Gilead Sciences Inc. (GILD 2.50% September 1, 2023)
CUSIP/ Sedol 375558BL6
Bonds 50,000
Offering Price $99.65
Spread 0.40%
Cost $49,823
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 2.84%
Syndicate BAML,BARCS,CITI,EVRCOR,GS,HSBCL,JPM,LAZ,MIZUHO,MS,MUFG,RBCCM,SMFGRP,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/19/16
Issuer American Airlines Inc. 2016-3 AA PTT (AAL 2016-3 AA PTT 3.00% October 15, 2028)
CUSIP/ Sedol 023771R91
Bonds 196,000
Offering Price $100.00
Spread 1.05%
Cost $196,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 14.63%
Syndicate BAML,BARCS,BNPP,CACIB,CITI,CS,DB,GS,ICBKC,JPM,MS,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/19/16
Issuer Shire Acquisitions Investments Ireland DAC (SHPLN 2.875% September 23, 2023)
CUSIP/ Sedol 82481LAC3
Bonds 83,000
Offering Price $99.99
Spread 0.40%
Cost $82,989
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 0.54%
Syndicate BANK OF CHINA, BAML, BARCS, CITI, COMMERZBANK, CS, DB, DNB, LLOYDS, ML, MIZUHO, MS, MUFG, RBC CAP, RBS, SANTANDER, SMBC NIKKO, GS, HSBC, JPM, MEDIOBANCA, SCOTIABANK, WELLS
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 09/22/16
Issuer Targa Resources Partners (NGLS 5.125% February 1, 2025 144A)
CUSIP/ Sedol 87612BAZ5
Bonds 45,000
Offering Price $100.00
Spread 0.75%
Cost $45,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 8.52%
Syndicate BARCS, BBVA SEC, CITI, PNC, RBC CAP, WELLS, BNP PARIBAS, CITIZENS CAP, MUFG, SCOTIA CAP, SMBC NIKKO, SUNTRUST, TD SEC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 09/22/16
Issuer Targa Resources Partners (NGLS 5.375% February 1, 2027 144A)
CUSIP/ Sedol 87612BBC5
Bonds 15,000
Offering Price $100.00
Spread 0.75%
Cost $15,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 2.20%
Syndicate BAML,CAPFIN,DB,GS,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/26/16
Issuer Air Lease Corporation (AL 2.125% January 15, 2020)
CUSIP/ Sedol 00912XAU8
Bonds 100,000
Offering Price $99.64
Spread 0.45%
Cost $99,643
Dealer Executing Trade Santander Investment Securities Inc.
% of Offering* 4.78%
Syndicate BAML,BMO,BNPP,CITI,FIFTHI,GS,ICBKC,JPM,LLOYDS,MIZUHO,MS,MUFG,RBCCM,SANT,SUN,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 09/26/16
Issuer Goodman Australia Industrial Partnership (GAIF 3.40% September 30, 2026 144A)
CUSIP/ Sedol 361435AA8
Bonds 79,000
Offering Price $99.77
Spread 0.45%
Cost $78,821
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering* 2.39%
Syndicate ANZ,HSBCL,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/03/16
Issuer Xylem Inc. (XYL 4.375% November 1, 2046)
CUSIP/ Sedol 98419MAK6
Bonds 40,000
Offering Price $98.96
Spread 0.88%
Cost $39,583
Dealer Executing Trade Citigroup Global Markets
% of Offering* 2.09%
Syndicate CITI,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/04/16
Issuer Realty Income Corp. (O 3.00% January 15, 2027)
CUSIP/ Sedol 756109AS3
Bonds 57,000
Offering Price $98.67
Spread 0.65%
Cost $56,242
Dealer Executing Trade Citigroup Global Markets
% of Offering* 2.89%
Syndicate ACADSE,BAML,BARCS,BNYM,CITI,COMER,CS,EVRCOR,GS,JPM,MIZUHO,MOELIS,MS,RAM,RBCCM,REGFIN,RJA,UBS,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/04/16
Issuer Santander Drive Auto Receivables Trust 2016-3 B (SDART 2016-3 B 1.89% June 15, 2021)
CUSIP/ Sedol 80284RAE9
Bonds 374,000
Offering Price $99.98
Spread 0.40%
Cost $373,919
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 4.79%
Syndicate BARCS, JPM, RBC CAP, SOCGEN
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/05/16
Issuer AmeriCredit Automobile Receivables Trust 2016-4 B (AMCAR 2016-4 B 1.83% December 8, 2021)
CUSIP/ Sedol 03065TAE2
Bonds 600,000
Offering Price $99.99
Spread 0.50%
Cost $599,931
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 13.52%
Syndicate BARC, JPM, RBC CAP, RBS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/06/16
Issuer President & Fellows of Harvard College (HARVRD 3.30% July 15, 2056)
CUSIP/ Sedol 740816AN3
Bonds 86,000
Offering Price $99.26
Spread 0.33%
Cost $85,362
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.00%
Syndicate GS,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/11/16
Issuer ERAC USA Finance LLC (ENTERP 4.20% November 1, 2046 144A)
CUSIP/ Sedol 26884TAS1
Bonds 110,000
Offering Price $99.24
Spread 0.88%
Cost $109,162
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering* 4.14%
Syndicate BAML, MIZUHO, WELLS, BARCS, HSBC, JPM, MUFG, RBC CAP, SOCGEN, USBANCORP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/11/16
Issuer Phillips 66 Partners LP (PSXP 4.90% October 1, 2046)
CUSIP/ Sedol 718549AE8
Bonds 37,000
Offering Price $99.30
Spread 0.88%
Cost $36,742
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.70%
Syndicate BAML,BARCS,BNPP,CITI,CS,DB,DNBK,GS,JPM,MIZUHO,MUFG,RBCCM,SCOTIA,TDSECS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/11/16
Issuer Sumitomo Mitsui Financial Group, Inc. (SUMIBK 2.442% October 19, 2021)
CUSIP/ Sedol 86562MAH3
Bonds 45,000
Offering Price $100.00
Spread 0.35%
Cost $45,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.67%
Syndicate BAML,BARCS,CACIB,CITI,DAIWA,GS,HSBCL,JPM,NATIX,NOMURA,SMFGRP,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/11/16
Issuer Sumitomo Mitsui Financial Group, Inc. (SUMIBK 3.01% October 19, 2026)
CUSIP/ Sedol 86562MAK6
Bonds 25,000
Offering Price $100.00
Spread 0.45%
Cost $25,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.33%
Syndicate BAML,BARCS,CACIB,CITI,DAIWA,GS,HSBCL,JPM,NATIX,NOMURA,SMFGRP,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/12/16
Issuer Sumitomo Mitsui Trust Bank Limited (SUMITR 2.05% October 18, 2019 144A)
CUSIP/ Sedol 86563VAG4
Bonds 200,000
Offering Price $99.95
Spread 0.25%
Cost $199,890
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.10%
Syndicate CITI,GS,JPM,RESABK
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/14/16
Issuer New Residential Advance Receivables Trust 2016-T2 AT2 (NRART 2016-T2 AT2 2.5751% October 15, 2049
CUSIP/ Sedol 144A)
Bonds 62942QBC6
Offering Price 180,000
Spread $100.00
Cost $180,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 12.27%
Syndicate BARC, CS, MS, JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/14/16
Issuer Westlake Automobile Receivables Trust 2016-3A C (WLAKE 2016-3A C 2.46% January 18, 2022 144A)
CUSIP/ Sedol 96042LAE1
Bonds 345,000
Offering Price $99.99
Spread $0
Cost $344,975
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 17.84%
Syndicate WELLS, JPM, SMBC, MITSUBISHI SEC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/19/16
Issuer Flagship Credit Auto Trust 2016-4 A2 (FCAT 2016-4 A2 1.96% February 15, 2021 144A)
CUSIP/ Sedol 33844FAB3
Bonds 327,000
Offering Price $99.98
Spread $0
Cost $326,937
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 20.58%
Syndicate BARCS, CITI, DB, JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/19/16
Issuer Flagship Credit Auto Trust 2016-4 C (FCAT 2016-4 C 2.71% November 15, 2022 144A)
CUSIP/ Sedol 33844FAD9
Bonds 249,000
Offering Price $99.99
Spread $0
Cost $248,986
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 24.90%
Syndicate BARCS, CITI, DB, JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/20/16
Issuer Sprint Spectrum/SPEC I (SPRNTS 3.36% September 20, 2021 144A)
CUSIP/ Sedol 85208NAA8
Bonds 200,000
Offering Price $100.00
Spread $0
Cost $199,997
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.69%
Syndicate GS,JPM,MIZUHO
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/24/16
Issuer Honeywell International Inc. (HON 2.50% November 1, 2026)
CUSIP/ Sedol 438516BL9
Bonds 150,000
Offering Price $99.64
Spread $0
Cost $149,460
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 2.34%
Syndicate BAML,BARCS,BBVA,BNPP,CITI,DB,GS,HSBCL,ICBKC,JPM,MIZUHO,MS,RBCCM,RBS,SG,SMFGRP,STAN,TDSECS,USB,WFC,WILLCP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/26/16
Issuer Chrysler Capital Auto Receivables Trust 2016-B A3 (CCART 2016-B A3 1.64% January 15, 2021 144A)
CUSIP/ Sedol 17119BAC1
Bonds 328,000
Offering Price $99.98
Spread $0
Cost $327,929
Dealer Executing Trade Citigroup Global Markets
% of Offering* 7.42%
Syndicate CITI, JPM, LLOYDS, RBC CAP
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/26/16
Issuer Penske Truck Leasing Co LP and PTL Finance Corp (PENSKE 3.40% November 15, 2026 144A)
CUSIP/ Sedol 709599AW4
Bonds 25,000
Offering Price $99.70
Spread $0
Cost $24,924
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering* 0.67%
Syndicate BAML,JPM,MIZUHO,MUFG,SANT,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/27/16
Issuer Buckeye Partners LP (BPL 3.95% December 1, 2026)
CUSIP/ Sedol 118230AQ4
Bonds 32,000
Offering Price $99.64
Spread $0
Cost $31,886
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 1.59%
Syndicate BARCS,BB&T,BNPP,DB,JPM,MS,PNCFIN,SMFGRP,SUN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 10/27/16
Issuer Cooper-Standard Automotive Inc. (CPS 5.625% November 15, 2026 144A)
CUSIP/ Sedol 216762AF1
Bonds 13,000
Offering Price $100.00
Spread $0
Cost $13,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 9.08%
Syndicate BAML,BARCS,DB,GS,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/31/16
Issuer CMS Energy Corp (CMS 2.95% February 15, 2027)
CUSIP/ Sedol 125896BR0
Bonds 47,000
Offering Price $99.65
Spread $0
Cost $46,836
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.63%
Syndicate BARCS,GS,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/31/16
Issuer CMS Energy Corp (CMS 2.95% February 15, 2027)
CUSIP/ Sedol 125896BR0
Bonds 47,000
Offering Price $99.65
Spread $0
Cost $46,836
Dealer Executing Trade 275,000,000
% of Offering* 3.63%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/01/16
Issuer KIMCO Realty Corportion (KIM 2.70% March 1, 2024)
CUSIP/ Sedol 49446RAR0
Bonds 67,000
Offering Price $99.49
Spread $0
Cost $66,658
Dealer Executing Trade 400,000,000
% of Offering* 1.75%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 11/01/16
Issuer Lamb Weston Holdings Inc. (LW 4.625% November 1, 2024 144A)
CUSIP/ Sedol 513272AA2
Bonds 19,000
Offering Price $100.00
Spread $0
Cost $19,000
Dealer Executing Trade 833,000,000
% of Offering* 2.82%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 11/01/16
Issuer Lamb Weston Holdings Inc. (LW 4.875% November 1, 2026 144A)
CUSIP/ Sedol 513272AB0
Bonds 19,000
Offering Price $100.00
Spread $0
Cost $19,000
Dealer Executing Trade 833,000,000
% of Offering* 2.22%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/02/16
Issuer Occidental Petroleum Corporation (OXY 3.00% February 15, 2027)
CUSIP/ Sedol 674599CM5
Bonds 55,000
Offering Price $99.58
Spread $0
Cost $54,768
Dealer Executing Trade 750,000,000
% of Offering* 1.87%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/10/16
Issuer Consolidated Edison Company of New York, Inc. Series 2016-C (ED 4.30% December 1, 2056)
CUSIP/ Sedol 209111FK4
Bonds 108,000
Offering Price $99.13
Spread $0
Cost $107,059
Dealer Executing Trade 500,000,000
% of Offering* 4.55%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/14/16
Issuer Pfizer Inc. (PFE 3.00% December 15, 2026)
CUSIP/ Sedol 717081EA7
Bonds 150,000
Offering Price $99.15
Spread $0
Cost $148,722
Dealer Executing Trade 1,750,000,000
% of Offering* 1.43%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/15/16
Issuer Westpac Banking Corporation (WSTP FRN November 23, 2031)
CUSIP/ Sedol 961214DF7
Bonds 100,000
Offering Price $100.00
Spread $0
Cost $100,000
Dealer Executing Trade 1,500,000,000
% of Offering* 2.98%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 11/15/16
Issuer Moneta Money Bank AS 144A
CUSIP/ Sedol CZ0008040318
Bonds 1,915
Offering Price $3.21
Spread $0
Cost $6,151
Dealer Executing Trade 92,210,000
% of Offering* 2.17%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/16/16
Issuer Santander Drive Auto Receivables Trust 2016-C D (DRIVE 2016-C D 4.18% March 15, 2024 144A)
CUSIP/ Sedol 26208BAN0
Bonds 220,000
Offering Price $99.98
Spread $0
Cost $219,957
Dealer Executing Trade 234,480,000
% of Offering* 22.21%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/17/16
Issuer Chevron Phillips Chemical Company (CPCHEM 3.40% December 1, 2026 144A)
CUSIP/ Sedol 166754AP6
Bonds 45,000
Offering Price $99.74
Spread $0
Cost $44,882
Dealer Executing Trade 700,000,000
% of Offering* 1.30%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 11/17/16
Issuer EP Energy LLC and Everest Acquisition Finance Inc. (EPENEG 8.00% November 29, 2024 144A)
CUSIP/ Sedol 268787AE8
Bonds 15,000
Offering Price $100.00
Spread $0
Cost $15,000
Dealer Executing Trade 500,000,000
% of Offering* 6.02%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 11/18/16
Issuer Hilton Grand Vacations Borrower LLC/Inc. (HGVLLC 6.125% December 1, 2024 144A)
CUSIP/ Sedol 43283QAA8
Bonds 15,000
Offering Price $100.00
Spread $0
Cost $15,000
Dealer Executing Trade 300,000,000
% of Offering* 5.97%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/28/16
Issuer Northrop Grumman Corporation (NOC 3.20% February 1, 2027)
CUSIP/ Sedol 666807BK7
Bonds 76,000
Offering Price $99.84
Spread $0
Cost $75,878
Dealer Executing Trade 750,000,000
% of Offering* 2.88%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/28/16
Issuer SunTrust Banks Inc. (STI 2.70% January 27, 2022)
CUSIP/ Sedol 867914BM4
Bonds 91,000
Offering Price $99.87
Spread $0
Cost $90,884
Dealer Executing Trade 1,000,000,000
% of Offering* 1.83%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/29/16
Issuer Arch Capital Finance LLC (ACGL 5.031% December 15, 2046)
CUSIP/ Sedol 03939CAB9
Bonds 57,000
Offering Price $100.00
Spread $0
Cost $57,000
Dealer Executing Trade 450,000,000
% of Offering* 6.20%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 11/29/16
Issuer Steel Dynamics Inc (STLD 5.00% December 15, 202 144A)
CUSIP/ Sedol 858119BE9
Bonds 10,000
Offering Price $100.00
Spread $0
Cost $10,000
Dealer Executing Trade 400,000,000
% of Offering* 2.91%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/29/16
Issuer Time Warner Inc. (TWX 3.80% February 15, 2027)
CUSIP/ Sedol 887317BB0
Bonds 171,000
Offering Price $99.62
Spread $0
Cost $170,342
Dealer Executing Trade 1,500,000,000
% of Offering* 0.50%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/30/16
Issuer Analog Devices Inc. (ADI 4.50% December 5, 2036)
CUSIP/ Sedol 032654AP0
Bonds 14,000
Offering Price $99.35
Spread $0
Cost $13,909
Dealer Executing Trade 250,000,000
% of Offering* 4.06%
Syndicate CITI, JPM, MS, PNC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 12/05/16
Issuer Ford Motor Company (F 4.346% December 8, 2026)
CUSIP/ Sedol 345370CR9
Bonds 46,000
Offering Price $100.00
Spread $0
Cost $46,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.32%
Syndicate BAML,BARCS,BBS,BMO,BNPP,BRADSC,CACIB,CIBC,CITI,COBA,CS,DB,GS,HSBCL,JPM,LLOYDS,MIZUHO,MS,RBCCM,RBS,SCOTIA,SG,SMFGRP,TDSECS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 12/06/16
Issuer Petroleos Mexicanos (PEMEX 6.50% March 13, 2027 144A)
CUSIP/ Sedol 71656LBQ3
Bonds 111,000
Offering Price $99.09
Spread $0
Cost $109,994
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 0.87%
Syndicate BAML,CITI,JPM,MIZUHO,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 12/08/16
Issuer Roper Technologies Inc (ROP 3.80% December 15, 2026)
CUSIP/ Sedol 776743AD8
Bonds 25,000
Offering Price $99.98
Spread $0
Cost $24,996
Dealer Executing Trade Mizuho Securities USA Inc.
% of Offering* 2.19%
Syndicate BAML,BB&T,JPM,MIZUHO,MUFG,PNCFIN,RBCCM,REGFIN,SUN,TDSECS,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 12/12/16
Issuer Scotts Miracle-Gro Company (SMG 5.25% December 15, 2026 144A)
CUSIP/ Sedol 810186AN6
Bonds 10,000
Offering Price $100.00
Spread $0
Cost $10,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 9.77%
Syndicate JPM, ML, WELLS, BB&T, BBVA, CITIZENS, FIFTH THIRD, MIZUHO, RABO SEC, SCOTIA CAP, SMBC NIKKO, TD SEC, US BANCORP
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 12/14/16
Issuer Noble Holdings International Limited (NE 7.75% January 15, 2024)
CUSIP/ Sedol 65504LAP2
Bonds 9,000
Offering Price $98.01
Spread $0
Cost $8,821
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering* 1.51%
Syndicate BARCS,CITI,CS,DNBK,HSBCL,JPM,SMFGRP,STAN,SUN,WFC
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 12/15/16
Issuer Tesoro Corporation (TSO 4.75% December 15, 2023 144A)
CUSIP/ Sedol 881609BB6
Bonds 29,000
Offering Price $100.00
Spread $0
Cost $29,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.50%
Syndicate GS,JPM,MIZUHO,MUFG,SUN,UBS,WFC